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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 8, 1999
                                                          ------------

                      United States Lime & Minerals, Inc.
                      -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 Texas                                 000-4197                               75-0789226
     ----------------------------              ------------------------                    ----------------
     (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER
           OF INCORPORATION)                                                             IDENTIFICATION NO.)

                   12221 Merit Drive, Suite 500, Dallas, TX                                     75251
                  ------------------------------------------                               ----------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (972) 991-8400


      --------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)



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ITEM 5.       OTHER EVENTS.

         On June 8, 1999, United States Lime & Minerals, Inc. (the "Company") issued a press release announcing the Company's purchase of the plant and equipment assets of Calco, Inc. in Salida, Colorado, together with all finished product inventories. The Company's press release, attached hereto as Exhibit 99.1, is hereby incorporated by reference into this Item 5.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (c)  Exhibits.

                   99.1  Press release dated June 8, 1999


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITED STATES LIME & MINERALS, INC.


Dated:  June 8, 1999                  By:  /s/ Herbert G.A. Wilson
                                           -------------------------------------
                                           Herbert G.A. Wilson
                                           President and Chief Executive Officer


                                     - 2 -

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                      UNITED STATES LIME & MINERALS, INC.


                           CURRENT REPORT ON FORM 8-K

                               Index to Exhibits



Exhibit No.                                                  Exhibit
-----------                                     --------------------------------
   99.1                                         Press release dated June 8, 1999


                                    - E-1 -